UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

THE DIRECTV GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

November 6, 2009

In connection with the special meeting of the stockholders of The DIRECTV Group, Inc., to be held at the Sheraton New York Hotel and Towers, 811 7th Avenue (53rd Street), New York, NY 10019, on November 19, 2009 at 11:00 a.m., local time (the “Special Meeting”), attached please find a revised proxy card (identified by a blue stripe).

If you have previously submitted your proxy for the proposals to be voted upon at the Special Meeting (whether by telephone, Internet or mail), you will need to resubmit your proxy either by telephone, Internet or using the attached revised proxy card.  If you have not yet submitted your proxy, you will continue to be able to submit your proxy by telephone or Internet as previously instructed.  If you plan to submit your proxy by mail, you must use the attached revised proxy card.

PLEASE NOTE THAT REGARDLESS OF WHETHER OR NOT YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY, YOU MUST SUBMIT YOUR PROXY PURSUANT TO THE INSTRUCTIONS ABOVE.

If you have any questions about the revised blue-striped proxy card or about submitting your proxy in general, please call Innisfree M&A Incorporated at 877-750-5836 (toll free).

Sincerely,

Keith U. Landenberger
Senior Vice President

2230 East Imperial Hwy P. O. Box 956 El Segundo, CA 90245

DIRECTV.

000004

MR A SAMPLE
DESIGNATION (IF ANY)
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ADD 2
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Admission Ticket

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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:01 a.m., Eastern Time, on November 19, 2009.

Vote by Internet
- Log on to the Internet and go to **www.investorvote.com/dtv**
- Follow the steps outlined on the secured website.

Vote by telephone
- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Special Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

	For	Against	Abstain
1. To adopt the Agreement and Plan of Merger, dated as of May 3, 2009, as amended, by and among Liberty Media Corporation, Liberty Entertainment, Inc., The DIRECTV Group, Inc., DIRECTV, DTVG One, Inc., and DTVG Two, Inc.	☐	☐	☐
2. To approve the Voting and Right of First Refusal Agreement, dated as of May 3, 2009, as amended, by and among The DIRECTV Group, Inc., Liberty Entertainment, Inc., DIRECTV, John C. Malone, Leslie Malone, The Tracy L. Neal Trust A and the Evan D. Malone Trust A.	☐	☐	☐
3. To approve an adjournment of the special meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the special meeting to approve the proposals described above in accordance with the merger agreement.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Meeting Attendance
Mark the box to the right if you plan to attend the Special Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as the name(s) appears on this card. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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C 1234567890 JNT
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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<STOCK#> 0148IC

PROXY/VOTER INSTRUCTION CARD The DIRECTV Group, Inc. NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 19, 2009 A special meeting of the stockholders of The DIRECTV Group, Inc. (“DIRECTV”) will be held at The Sheraton New York Hotel and Towers, 811 7th Avenue (on the corner of 7th Avenue and 53rd Street) New York, New York on November 19, 2009 at 11:00 AM, local time, for the purposes set forth on the reverse side. The board of directors of DIRECTV recommends that you vote FOR the adoption of the Agreement and Plan of Merger, FOR the approval of the Voting and Right of First Refusal Agreement and FOR the approval of the adjournment of the meeting, if necessary or appropriate, to solicit additional proxies. This proxy is being solicited on behalf of the Board of Directors of DIRECTV. I hereby constitute and appoint Patrick T. Doyle and Larry D. Hunter, and each of them, with full power of substitution, as my proxy or proxies, to appear for me in my name, place and stead, and to cast in accordance with the below directions all shares of DIRECTV common stock held by the undersigned, at the Special Meeting of stockholders of DIRECTV to be held on November 19, 2009, and at any adjournment or postponement thereof, to the same extent as if the undersigned were personally present. MY PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, MY SIGNED PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3, ALL OF WHICH ARE LISTED ON THE REVERSE SIDE. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING AND UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Only stockholders of record at the close of business on October 9, 2009 will be entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof. Please complete and return the enclosed proxy card or voting instruction card or submit your voting instruction by telephone or through the Internet. You may also cast your vote in person at the special meeting. Please submit your proxy or voting instructions promptly whether or not you expect to attend the special meeting. (CONTINUED, and To Be Signed and Dated on the REVERSE SIDE) . THE DIRECTV GROUP, INC. 2009 SPECIAL MEETING Thursday, November 19, 2009 11:00 AM Sheraton New York Hotel and Towers 811 7th Avenue New York, New York Admission Ticket Directions - The Sheraton New York Hotel and Towers is located at 811 7th Avenue (on the corner of 7th Avenue and 53rd Street). The meeting will be held in the Liberty Suites on the third floor. Admission - If you vote by Internet or telephone, please follow the instructions given for requesting admission to the Special Meeting. If you vote by mail, to request admission, please check the appropriate box on the proxy card and return it in the enclosed envelope. Please remove this “Admission Ticket” at the perforation. You must bring it with you to attend the Special Meeting. When you arrive, please stop at the admissions area in front of the Liberty Suites on the third floor. Seating at the Special Meeting is not reserved. All attendees must have government-issued photographic identification for access to the Special Meeting. We will accommodate stockholders on a first-come, first-served basis upon arrival at the Special Meeting. Security - For security reasons, packages and briefcases will not be allowed at the Special Meeting. Time Limit - In order to allow all stockholders a chance to be heard, there will be a three-minute time limit imposed on each speaker and a 20-minute limit per subject. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.